LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued By
                        NATIONWIDE LIFE INSURANCE COMPANY
                                     Through
                        NATIONWIDE VLI SEPARATE ACCOUNT-5
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       The Date Of This Prospectus Is May 1, 2005, as amended June 1, 2005.
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                PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
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Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes. Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you. In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.
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Please read this entire prospectus, including the prospectus for the mutual funds available under the policy, and consult with a trusted financial adviser. If you have questions or need additional information, contact us.

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                   TELEPHONE:  1-866-221-1100
                         TDD:  1-800-238-3035

                    INTERNET:  www.waddell.com

                   U.S. MAIL:  Nationwide Life Insurance Company
                               One Nationwide Plaza, RR1-04-D4
                               Columbus, OH 43215-2220
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PLEASE UNDERSTAND THAT THE POLICY TERMS WILL GOVERN THE WAY THE POLICY WORKS AND ALL RIGHTS AND OBLIGATIONS.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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             THIS POLICY IS NOT: FDIC INSURED; A BANK DEPOSIT; AVAILABLE IN EVERY STATE; OR INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY.
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             THIS POLICY MAY DECREASE IN VALUE TO THE POINT OF BEING VALUELESS.
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THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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The purpose of this policy is to provide life insurance protection for the beneficiary you name. IF YOUR PRIMARY NEED IS NOT LIFE INSURANCE PROTECTION, THEN PURCHASING THIS POLICY MAY NOT BE IN YOUR BEST INTERESTS. We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs. As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

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                                TABLE OF CONTENTS
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TABLE OF CONTENTS...................................i
IN SUMMARY: POLICY BENEFITS.........................1
IN SUMMARY: POLICY RISKS............................3
IN SUMMARY: VARIABLE UNIVERSAL LIFE INSURANCE AND
   THE POLICY.......................................4
IN SUMMARY: FEE TABLES..............................6
AVAILABLE SUB-ACCOUNTS.............................10
THE POLICY.........................................12
   Policy Owner....................................12
   The Beneficiaries...............................12
   To Purchase.....................................13
   Coverage........................................13
   Supplemental Coverage...........................13
   Coverage Effective Date.........................13
   Temporary Insurance Coverage....................13
   To Cancel (Examination Right)...................14
   To Change Coverage..............................14
   Sub-Account Portfolio Transfers.................15
   Fixed Account Transfers.........................17
   Modes To Make A Transfer........................17
   Conversion Right................................18
   To Terminate Or Surrender.......................18
   To Assign.......................................18
   Proceeds Upon Maturity..........................18
   Reminders, Reports And Illustrations............19
   Errors Or Misstatements.........................20
   Incontestability................................20
   If We Modify The Policy.........................20
RIDERS.............................................20
   Estate Protection Rider.........................21
   Policy Split Option Rider.......................21
   Policy Guard Rider..............................22
PREMIUM............................................23
   Initial Premium.................................23
   Subsequent Premiums.............................23
CHARGES............................................24
   Sales Load......................................25
   Premium Taxes...................................25
   Surrender Charges...............................25
   Partial Surrender Fee...........................26
   Cost Of Insurance...............................26
   Mortality And Expense Risk......................27
   Underwriting and Distribution...................27
   Administrative..................................27
   Policy Loan Interest............................28
   Estate Protection Rider.........................28
   Policy Split Option Rider.......................28
   Policy Guard Rider..............................28
   Reduction of Charges............................28
   A Note On Charges...............................29
TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT VALUATION..31
   Variable Investment Options.....................31
   The Fixed Investment Option.....................31
   Allocation Of Net Premium And
   Cash Value......................................32
   When Sub-Account Accumulation Units Are Valued..32
   How Investment Experience Is Determined.........32
   Cash Value......................................33
   Dollar Cost Averaging...........................34
   Asset Rebalancing...............................35
THE DEATH BENEFIT..................................35
   Calculation Of The Death Benefit Proceeds.......35
   Death Benefit Options...........................35
   The Minimum Required Death Benefit..............36
   Changes In The Death Benefit Option.............36
   Suicide.........................................37

SURRENDERS.........................................38
   Full Surrender..................................38
   Partial Surrender...............................38
   Reduction Of Specified Amount On A Partial
      Surrender....................................38
THE PAYOUT OPTIONS.................................39
   Interest Income.................................39
   Income For A Fixed Period.......................39
   Life Income With Payments Guaranteed............39
   Fixed Income For Varying Periods................40
   Joint And Survivor Life.........................40
   Alternate Life Income...........................40
POLICY LOANS.......................................40
   Loan Amount And Interest........................41
   Collateral And Interest.........................41
   Repayment.......................................41
   Net Effect Of Policy Loans......................41
LAPSE..............................................42
   Guaranteed Policy Continuation Provision........42
   Grace Period....................................43
   Reinstatement...................................43
TAXES..............................................44
   Types Of Taxes Of Which To Be Aware.............44
   Buying The Policy...............................45
   Investment Gain In The Policy...................45
   Periodic Withdrawals, Non-Periodic Withdrawals
      And Loans....................................46
   Terminal Illness................................47
   Surrender Of The Policy.........................47
   Withholding.....................................47
   Exchanging The Policy For Another Life
      Insurance Policy.............................48
   Special Note Regarding The Policy Split
      Option Rider.................................48
   Taxation Of Death Benefits......................49
   Special Considerations for Corporations.........49
   Taxes And The Value Of Your Policy..............50
   Tax Changes.....................................50
NATIONWIDE LIFE INSURANCE COMPANY..................51
NATIONWIDE VLI SEPARATE ACCOUNT-5..................51
   Organization, Registration And Operation........51
   Addition, Deletion Or Substitution Of Mutual
      Funds........................................52
   Voting Rights...................................53
LEGAL PROCEEDINGS..................................53
   Nationwide Life Insurance Company...............53
   Waddell & Reed, Inc.............................56
FINANCIAL STATEMENTS...............................58
APPENDIX A: DEFINITIONS...........................A-1

                           IN SUMMARY: POLICY BENEFITS

     Appendix A defines certain words and phrases we use in this prospectus.

DEATH BENEFIT

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when both Insureds die.

YOUR CHOICE OF DEATH BENEFIT OPTIONS

|X| Option One is THE GREATER OF the Specified Amount OR the minimum required Death Benefit under federal tax law.


|X| Option Two is THE GREATER OF the Specified Amount plus the Cash Value OR the minimum required Death Benefit under federal tax law.

|X| Option Three is THE GREATER OF the Specified Amount plus accumulated Premium payments (less any partial surrenders) OR the minimum required Death Benefit under federal tax law.

For more information, see "The Death Benefit," beginning on page 35.

YOUR OR YOUR BENEFICIARY'S CHOICE POLICY PROCEEDS

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there OF are a variety of options that will pay out over time. For more information, see "The Payout Options," beginning on page 39.

COVERAGE FLEXIBILITY

Subject to conditions, you may choose to:

|X|  Change the Death Benefit option;

|X|  Increase or decrease the Specified Amount;

|X|  Change your beneficiaries; and

|X|  Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 37; "To Change Coverage," beginning on page 14; "The Beneficiaries," beginning on page 12; and "To Assign," beginning on page 18.

CONTINUATION OF COVERAGE IS GUARANTEED

Your policy will remain In Force so long as you pay the Policy Continuation Premium Amount. For more information, see "Guaranteed Policy Continuation Provision," beginning on page 42.

ACCESS TO CASH VALUE

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

|X| Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios and 100% of the fixed account, less any surrender charges. The minimum amount is $200. For more information, see "Policy Loans," beginning on page 40.

|X| Take a partial surrender of no less than $200. For more information, see "Partial Surrender," beginning on page 38.

|X| Surrender the policy at any time while either Insured is alive. The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios and fixed account, less any policy loans and surrender charges. You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit. For more information, see "Full Surrender," beginning on page 38 and "The Payout Options," beginning on page 39.

PREMIUM FLEXIBILITY

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly. Within limits, you may vary the frequency and amount, and you might even be able to skip needing to make a Premium payment. For more information, see "Premium," beginning on page 23.

INVESTMENT OPTIONS

You may choose to allocate your Premiums after charges to the fixed or variable investment options in any proportion:

|X| The fixed investment option will earn interest daily at an annual effective rate of at least 3%.

|X| The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-5 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section to account for your allocations. Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen.

For more information, see "Available Sub-Accounts," beginning on page 10 and "To Allocate Net Premium And Sub-Account Valuation," beginning on page 31.

TRANSFERS BETWEEN AND AMONG INVESTMENT OPTIONS

You may transfer between the fixed and variable investment options, subject to conditions. You may transfer among the Sub-Account portfolios of the variable investment option within limits. We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience. For more information, see "Sub-Account Portfolio Transfers," beginning on page 15 and "Modes To Make A Transfer," beginning on page 17. We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations. For more information, see "Dollar Cost Averaging," beginning on page 34.

TAXES

Unless you make a withdrawal, generally, you will not be taxed on any earnings. This is known as tax deferral. For more information, see "The Minimum Required Death Benefit," beginning on page 36. Also, your beneficiary generally will not have to include the Proceeds as taxable income. For more information, see "Taxes," beginning on page 44. Unlike other variable insurance products offered by Nationwide, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the Insured.

ASSIGNMENT

You may assign the policy as collateral for a loan or another obligation while an Insured is alive. For more information, see "To Assign," beginning on page 18.

EXAMINATION RIGHT

For a limited time, you may cancel the policy, and you will receive a refund. For more information, see "To Cancel (Examination Right)"," beginning on page 14.

RIDERS

You may purchase any of the available Riders based on your needs. Availability will vary by state, and there may be an additional charge.

|X|  Estate Protection Rider

|X|  Policy Split Option Rider

|X|  Policy Guard Rider

For more information, see "Riders," beginning on page 20.

                            IN SUMMARY: POLICY RISKS

IMPROPER USE

Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

UNFAVORABLE INVESTMENT EXPERIENCE

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges. Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even terminate without value.

EFFECT OF PARTIAL SURRENDERS AND POLICY LOANS ON INVESTMENT RETURNS

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return. A partial surrender will reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen, and to the fixed account, too, if there is not enough Cash Value in the Sub-Account portfolios. As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated between and among your chosen investment options. Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment. There will always be a Grace Period, and the opportunity to reinstate insurance coverage. Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

REDUCTION OF THE DEATH BENEFIT

A partial surrender or policy loan would decrease the policy's Death Benefit, depending on how the Death Benefit relates to the policy's Cash Value.

ADVERSE TAX CONSEQUENCES

Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiaries. Also, not all policies are afforded the same tax treatment. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 46. For example, distributions from the policy may be taxed differently. Special rules will apply for a policy that is considered a "modified endowment contract," including that a 10% penalty tax may be imposed on distributions, including any policy loan. In addition, there are federal estate and gift taxes, and state and local taxes, with which you should be aware. You should consult a qualified tax advisor on all tax matters involving your policy.

FIXED ACCOUNT TRANSFER RESTRICTIONS AND LIMITATIONS

We will not honor a request to transfer Cash Value to or from the fixed account until after the first year. Then, we will only honor a transfer request from the fixed account that is made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request. We may also limit what percentage of Cash Value you will be permitted to transfer to or from the fixed account.

SUB-ACCOUNT PORTFOLIO LIMITATIONS

Frequent trading among the Sub-Accounts may dilute the value of your Sub-Account units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue its stated investment objective. This disruption to the Sub-Account may result in lower Investment Experience and Cash Value. We have instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. For more information, see " Sub-Account Portfolio Transfers," beginning on page 15 and "Modes To Make A Transfer," beginning on page 17. While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

SUB-ACCOUNT PORTFOLIO INVESTMENT RISK

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund's prospectus. You should read the mutual fund's prospectus carefully before investing.

          IN SUMMARY: VARIABLE UNIVERSAL LIFE INSURANCE AND THE POLICY

VARIABLE UNIVERSAL LIFE INSURANCE, IN GENERAL, MAY BE IMPORTANT TO YOU IN TWO WAYS.

|X|  It will provide economic protection to a beneficiary.

|X|  It may build Cash Value.

          Why would you want to purchase this type of life insurance? How will you allocate the Net Premium among the variable investment options and the fixed investment options? Your reasons and decisions will affect the insurance and Cash Value aspects.

     While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

     Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

IT IS SIMILAR, BUT ALSO DIFFERENT, TO SURVIVORSHIP UNIVERSAL LIFE INSURANCE.

|X|  You will pay Premiums for life insurance coverage on both Insureds.

|X| The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while either Insured is alive.

|X| The Cash Surrender Value could be substantially lower than the Premiums you have paid.

     What makes the policy different than survivorship universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen (and the fixed account). Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

FROM THE TIME WE ISSUE THE POLICY THROUGH THE INSUREDS' DEATHS, HERE IS A BASIC OVERVIEW. (BUT PLEASE READ THE REMAINDER OF THIS PROSPECTUS FOR THE DETAILS.)

|X|  At issue, the policy will require a minimum initial Premium payment.

          Among other considerations, this amount will be based on: the Insureds' ages; sexes; the underwriting classes; any substandard ratings; the Specified Amount; the amount of any supplemental coverage; the Death Benefit option; and the choice of any Riders.

|X| At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

|X| You will then be able to allocate the Premium net of transaction fees, or Net Premium, between and among a fixed and the variable investment options.

|X| From the policy's Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

|X|  You may be able to vary the timing and amount of Premium payments.

          So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

|X| After the first year from the Policy Date, you may request to increase or decrease the policy's Specified Amount.

          This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy's tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

|X| The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three options.

          As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

|X| Prior to the Insureds' deaths, you may withdraw all, or a portion (after the first year from the Policy Date), of the policy's Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

          Withdrawals and loans are subject to restrictions, will reduce the Death Benefit and increase the likelihood of the policy Lapsing. There also could be adverse tax consequences.

                             IN SUMMARY: FEE TABLES

  THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

  FOR MORE INFORMATION, SEE "CHARGES," BEGINNING ON PAGE 24.


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                                TRANSACTION FEES
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                  Charge                      When Charge Is Deducted                         Amount Deducted
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              SALES LOAD (1)                   Upon Making A Premium          Maximum Guaranteed                Currently
                                                      Payment
                                                                                      $15                          $15
                                                                                       Per $1,000 Of Premium Payment
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              PREMIUM TAXES                    Upon Making A Premium                 $35 Per $1,000 Of Premium Payment
                                                      Payment
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     SURRENDER CHARGES (2), (3), (4)            Upon Full Surrender               Maximum (5)                  Minimum (6)
  Representative - Male And Female, Both                                          $124,650.93                   $4,646.78
 Age 55 And Non-tobacco Preferred, With A                                                    Representative (7)
 Specified Amount Of $1,000,000 And Death                                                        $11,186.63
            Benefit Option One                                                  Proportionately From The Policy's Cash Value
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          ILLUSTRATION CHARGE(8)                 Upon Requesting An            Maximum Guaranteed               Currently
                                                    Illustration                      $25                           0
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         PARTIAL SURRENDER FEE(9)                      Upon A                Maximum Guaranteed(10)             Currently
                                                 Partial Surrender                    $25                           0
                                                                                 From The Policy's Available Cash Value(11)
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          POLICY GUARD RIDER(12)              Upon Invoking The Rider           Maximum            Minimum        Representative
 Representative - The Younger Insured Is                                         $46.00             $6.50             $37.00
   Attained Age 85 With a Cash Value of                                     Deducted From Each $1,000 Of The Policy's Cash Value
  $500,000 and Indebtedness of $480,000
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(1) We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge a Premium Load. From the eleventh year from the Policy Date, the current charge is $40 per $1,000 of Premium payment.

(2) This charge is comprised of two components. There is an underwriting component, which is based on the Insured's age (when the policy was issued). There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class. The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date. For example, by the ninth year, the amount is 30% of the surrender charge, and, thereafter, there is no charge for a full surrender. A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see "Surrender Charges," beginning on page
     25. The surrender charge for decreases in the Specified Amount will be a fraction of the charge for a full surrender.

(3) To be able to present dollar amounts of this charge here, we assume a full surrender occurring in the first year from the Policy Date.

(4) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(5) The amount is based on two male Insureds, both of whom are age 85 and use tobacco. One of the Insureds is rated Table F and the other is rated Table
     Z. We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One on which was paid an aggregate first year Premium in excess of the Guideline Annual Premium with the change occurring in the first year from the Policy Date.

(6) The amount is based on two females, both of whom are age 21 and do not use tobacco. We assume a policy with a Specified Amount of $1,000,000 and Death Benefit Option One.

(7)  This amount may not be representative of your cost.

(8) If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's Cash Value.

(9)  You may request a partial surrender after the first year from the Policy
     Date.

(10) The charge is the lesser of $25 or 2% of the dollar amount of a partial surrender.

(11) Besides this charge, the Cash Value available for a partial surrender is subject to any outstanding policy loans.

(12) You may invoke this Rider only when certain conditions are met that include: 1) the younger Insured attains age 75; 2) the policy has been In Force 15 years from the Policy Date; 3) the policy's Cash Value is at least $100,000 and 4) the policy qualifies as life insurance using the guideline premium/cash value corridor tax test. For more information, see "Policy Guard Rider" beginning on page 22. The level of Indebtedness as a percentage of Cash Value that will allow you to invoke the Rider will vary with the attained age of the younger Insured. Generally, the higher the younger Insured's attained age, the higher the level of Indebtedness must be to invoke the Rider.

  THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES.

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                              PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES
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               Charge                   When Charge Is Deducted                            Amount Deducted
                                                                                          From Cash Values
------------------------------------- ----------------------------- -------------------- ------------------- ---------------------
    COST OF INSURANCE (13), (14)                Monthly                   Minimum              Maximum        Representative (15)
    Representative - For Male And                                         $0.0001              $83.33               $0.004
      Female, Both Age 55 And                                       Per $1,000 Of Net Amount At Risk - Proportionately From Your
   Non-tobacco, With A Specified                                            Chosen Variable And Fixed Investment Options
   Amount Of $1,000,000 And Death
         Benefit Option One
------------------------------------- ----------------------------- --------------------------------------------------------------
     MORTALITY AND EXPENSE RISK                 Monthly                          $0.60 Per $1,000 Of Cash Value (16)
                                                                    Proportionately From Your Chosen Variable Investment Options
------------------------------------- ----------------------------- --------------------------------------------------------------



------------------------------------- ----------------------------- -------------------- ------------------- ---------------------
UNDERWRITING AND DISTRIBUTION (17),             Monthly                   Minimum             Maximum        Representative (19)
                (18)                                                       $0.06               $0.40                $0.23
                                                                     Per $1,000 Of Specified Amount - Proportionately From Your
                                                                                 Chosen Variable Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
           ADMINISTRATIVE                       Monthly                   Maximum Guaranteed                  Currently
                                                                                 $10                          $10 (20)
                                                                         Proportionately From Your Chosen Variable And Fixed
                                                                                         Investment Options
------------------------------------- ----------------------------- ------------------------------- ------------------------------
            POLICY LOAN                         Annually                  Maximum Guaranteed                  Currently
           INTEREST (21)                                                         $39                             $39
                                                                              Per $1,000 Of An Outstanding Policy Loan
------------------------------------- ----------------------------- --------------------------------------------------------------


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(13) This charge varies by: the Insureds' sexes; ages; underwriting classes; any substandard ratings; the year from the Policy Date and the Specified Amount. Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month.

(14) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(15) This amount may not be representative of your cost.

(16) During the first through fifteenth years from the Policy Date, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; $0.30 per $1,000 on $25,001 up to $250,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $250,000. Thereafter, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $25,000.

(17) We deduct this charge during the first through third years from the Policy Date, which will not exceed $750 per month. This charge varies by: the Insureds' ages; the year from the Policy Date; and the Specified Amount. This charge does not apply to that portion of your Specified Amount that constitutes supplemental insurance coverage. For more information, see "Supplemental Coverage," beginning on page 13.

(18) Ask for an illustration, or see the Policy Data Page for more information on your cost.

(19) This amount may not be representative of your cost.

(20) During the first year from the Policy Date, the monthly maximum guaranteed amount is $10, and the monthly current amount is $10. During the second through twentieth year from the Policy Date, the monthly maximum guaranteed amount is $8, and the monthly current amount is $8, for policies with a total Specified Amount of less than $150,000; otherwise, the monthly maximum guaranteed amount is $5, and the monthly current amount is $5. Thereafter, there is no charge.

(21) We charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which accrues daily and becomes due and payable at the end of the year from the Policy Date. If left unpaid, we will add it to the loan amount. As collateral or security for repayment, we transfer an equal amount of Cash Value to the loan account, on which interest accrues and is credited daily. During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum. (During the first year from the Policy Date, no policy loans may be taken.) From the eleventh year, the minimum guaranteed interest crediting rate is 3.65% per annum, and the current interest crediting rate is 3.9% per annum. The effect is a net cost of no more than 0.90% per annum during the first ten years, and 0.25% per annum thereafter, based on the minimum guaranteed interest crediting rates. Based on the current interest crediting rates, the net cost is 0.90% per annum during the first ten years, and 0 thereafter. For more information, see "Policy Loans," beginning on page 40.


==================================================================================================================================
                         PERIODIC CHARGES OTHER THAN SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES FOR RIDERS
==================================================================================================================================
        Optional Charge (22)            When Optional Charge Is                            Amount Deducted
                                                Deducted                                   From Cash Value
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
         ESTATE PROTECTION                      Monthly                   Minimum              Maximum          Representative
             RIDER (23)                                                    $0.05               $83.33                $0.14
   Representative - For Male And                                         Per $1,000 Of Additional Death Benefit Protection -
      Female, Both Age 55 And                                            Proportionately From Your Chosen Variable And Fixed
   Non-tobacco, With A Specified                                                         Investment Options
   Amount Of $1,000,000 And Death
         Benefit Option One
------------------------------------- ----------------------------- -------------------- -------------------- --------------------
        POLICY SPLIT OPTION                     Monthly                   Minimum              Maximum          Representative
             RIDER (24)                                                    $0.01                $0.03                $0.02
   Representative - For Male And                                     Per $1,000 Of Specified Amount - Proportionately From Your
      Female, Both Age 55 And                                               Chosen Variable And Fixed Investment Options
   Non-tobacco, With A Specified
   Amount Of $1,000,000 And Death
         Benefit Option One
------------------------------------- ----------------------------- --------------------------------------------------------------


---------------------------------------

(22) You may elect any or all of these Riders available under this policy. The continuation of a Rider is contingent on the policy being In Force. Rider charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Rider terminate before the beginning of the next month. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(23) This charge varies (by: the Insureds' sexes; ages; underwriting classes; any substandard ratings; the year from the Policy Date and the Specified Amount) because we calculate it using the cost of insurance rate.

(24) This charge varies by the Insureds' ages.

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE SUB-ACCOUNT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH SUB-ACCOUNT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE MUTUAL FUND THAT CORRESPONDS TO THE SUB-ACCOUNT PORTFOLIO.


TOTAL ANNUAL SUB-ACCOUNT PORTFOLIO OPERATING EXPENSES                                       MINIMUM                MAXIMUM
   (expenses that are deducted from the Sub-Account portfolio assets, including              0.76%                  1.55%
          management fees, distribution (12b-1) fees, and other expenses)


Currently, none of the portfolios assess a short-term trading fee. However, in the future, we may add portfolios that do assess a short-term trading fee.

THE FOLLOWING SECTION LISTS THE AVAILABLE SUB-ACCOUNTS AND IDENTIFIES THEIR INVESTMENT OBJECTIVES AND ADVISERS.

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                             AVAILABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

We identify Sub-Accounts by the name of the underlying mutual funds. The Sub-Accounts available through this policy, their advisors, and their investment objectives are:

W&R TARGET FUNDS, INC. - ASSET STRATEGY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High total return.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - BALANCED PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Current income with a secondary goal of long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - BOND PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Reasonable return with emphasis on preservation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - CORE EQUITY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth and income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - DIVIDEND INCOME PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Income and long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Global Natural Resources Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser:                             Waddell & Reed Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
Sub-Adviser:                                    Mackenzie Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
Investment Objective:                           To provide long-term growth.
------------------------------------------------------------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - GROWTH PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth with a secondary goal of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - HIGH INCOME PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High current income with secondary goal of capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - INTERNATIONAL GROWTH PORTFOLIO (formerly, W&R Target Funds, Inc. - International
Portfolio)
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation and secondary goal of current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - INTERNATIONAL VALUE PORTFOLIO (formerly, W&R Target Funds, Inc. - International II
Portfolio)
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Templeton Investment Counsel, LLC
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - LIMITED-TERM BOND PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            High level of current income consistent with preservation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - MICRO CAP GROWTH PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Wall Street Associates
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital appreciation.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R Target Funds, Inc. - Mid Cap Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser:                             Waddell & Reed Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
Investment Objective:                           To provide growth of your investment.
------------------------------------------------------------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - MONEY MARKET PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Maximum current income consistent with stability of principal.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - MORTGAGE SECURITIES PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Advantus Capital Mangement, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            A high level of current income consistent with prudent investment risk.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - REAL ESTATE SECURITIES PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Advantus Capital Mangement, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Total return through a combination of capital appreciation and current income.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - SCIENCE AND TECHNOLOGY PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - SMALL CAP GROWTH PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - SMALL CAP VALUE PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Sub-adviser:                                     Black Rock Financial Management, Inc.
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term accumulation of capital.
------------------------------------------------ -----------------------------------------------------------------------------------

W&R TARGET FUNDS, INC. - VALUE PORTFOLIO
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Adviser:                              Waddell & Reed Investment Management Company
------------------------------------------------ -----------------------------------------------------------------------------------
Investment Objective:                            Long-term capital growth.
------------------------------------------------ -----------------------------------------------------------------------------------

The Sub-Account portfolios listed above are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met. You have voting rights with respect to the Sub-Accounts. For more information, see "Voting Rights" beginning on page 53.

PLEASE REFER TO THE PROSPECTUS FOR EACH SUB-ACCOUNT PORTFOLIO FOR MORE DETAILED INFORMATION.

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                                   THE POLICY
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The policy is a legal contract between you and us. Any change to which we would want to make must be in writing, signed by our president and secretary, and attached to or endorsed on the policy. You may exercise all policy rights and options while at least one Insured is alive. You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for two insureds between the ages of 21 and 85 (although these ages may vary in your state). It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy. The policy will comprise and be evidenced by: a written contract; any Riders; any endorsements; and the application, including any supplemental application. We will consider the statements you make in the application as representations. We will rely on them as being true and complete. However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.
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POLICY OWNER

The policy belongs to the owner named in the application. The Insureds, jointly, are the owner, unless a different owner is named in the application, or thereafter changed. After the death of the first Insured, the last surviving Insured is the owner, unless otherwise provided. You may also name a contingent policy owner. A contingent owner will become the owner if the owner dies before any Proceeds become payable. Otherwise, ownership will pass to the owner's estate, if the owner is not the last surviving Insured. To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). You may name different owners or contingent owners (so long as the last surviving Insured is alive) by submitting your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. There may be adverse tax consequences. For more information, see "Taxes," beginning on page 44.
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THE BENEFICIARIES

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the last surviving Insured's death. So long as the last surviving Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for another distribution than the following.

If a primary beneficiary dies before the last surviving Insured, we will pay the Death Benefit to the remaining primary beneficiaries. We will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the last surviving Insured, and before any Proceeds become payable. You may name more than one contingent beneficiary. We will also pay multiple contingent beneficiaries in equal shares. To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. The change will not affect any payment we made, or action we took, before we recorded the change.

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TO PURCHASE

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy. We can provide you with the details of our underwriting standards. We reserve the right to reject an application for any reason permitted by law. Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount is $100,000.
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COVERAGE

We will issue the policy only if the underwriting process has been completed, we have approved the application and both of the proposed Insureds are alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after you have paid the minimum initial Premium. We begin to deduct monthly charges from your policy Cash Value on the Policy Date.
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SUPPLEMENTAL COVERAGE

Supplemental insurance coverage is also available. Supplemental insurance coverage is effectively term life insurance on the Insureds. It cannot exceed 90% of the total Specified Amount. There are no surrender charges, and there is no monthly charge per $1,000 of Specified Amount on the portion of Specified Amount that constitutes supplemental insurance coverage.
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COVERAGE EFFECTIVE DATE

Full insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures. It could end if the policy were to Lapse.
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TEMPORARY INSURANCE COVERAGE

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect. You must submit a temporary insurance agreement and make an initial Premium payment. The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy. During this time, we will deposit your initial Premium payment into an interest bearing checking account. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted). If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

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TO CANCEL (EXAMINATION RIGHT)

You may cancel your policy during the free-look period. The free-look period expires ten days after you receive the policy or longer if required by state law. If you decide to cancel during the free-look period, return the policy to the sales representative who sold it to you, or to us at our Home Office, along with your written cancellation request. Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy. We will treat the policy as if we never issued it. Because of the free-look period, when we actually allocate Net Premium to the Sub-Account portfolios based on your choices depends on the right to examine law of the state in which you live. For more information, see "To Allocate Net Premium And Sub-Account Valuation" beginning on page 31.
--------------------------------------------------------------------------------
TO CHANGE COVERAGE

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Changes to the Specified Amount will alter the Death Benefit. For more information, see "Changes In The Death Benefit Option," beginning on page 37.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk. Because the cost of insurance charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will also cause the policy's cost of insurance charge to increase. As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value. Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the policy is at risk of lapsing sooner. For more information, see "Lapse," beginning on page 42.

You may request to decrease the Specified Amount. We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent. Then we will decrease the initial Specified Amount. We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount. For more information, see "To Purchase," beginning on page 13. Also, we will deny a request that would disqualify the policy as a contract for life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 36.

To change the Specified Amount, you must submit your written request to us at our Home Office. For increases, you must provide us with evidence of insurability that satisfies our underwriting standards. The Insureds must be within the required issue ages of 21 and 85. If you have supplemental insurance coverage, we will make the change proportionately. Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request. We reserve the right to limit the number of changes to one each year.

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SUB-ACCOUNT PORTFOLIO TRANSFERS

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests. The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time). An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests, however, because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges. For more information, see "In Summary: Fee Tables," beginning on page 6, and "How Investment Experience Is Determined," beginning on page 32.

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions of the policy and the mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading"). If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy. Short-term trading can result in:

o    the dilution of the value of the investors' interests in the mutual fund;

o mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

o increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

Redemption Fees. Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the mutual fund. Redemption fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading. Currently, none of the portfolios assess a short-term trading fee.

U.S. Mail Restrictions. We monitor transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period. A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period. For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event. A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted. In general, we will adhere to the following guidelines:

----------------------------------- ------------------------------------------------
Trading Behavior                    Nationwide's Response
----------------------------------- ------------------------------------------------
6 or more transfer events in one    Nationwide will mail a letter to the policy
calendar quarter                    owner notifying them that:
                                    (1)  they have been identified as engaging
                                         in harmful trading practices; and
                                    (2)  if their transfer events exceed 11 in
                                         2 consecutive calendar quarters or 20 in
                                         one calendar year, the policy owner will
                                         be limited to submitting transfer
                                         requests via U.S. mail.
----------------------------------- ------------------------------------------------
More than 11 transfer events in 2   Nationwide will automatically limit the policy
consecutive calendar quarters       owner to submitting transfer requests via U.S.
OR                                  mail.
More than 20 transfer events in
one calendar year
----------------------------------- ------------------------------------------------

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1. See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts. Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners. These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions. We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.

We may add new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account. The separate account will collect the short-term trading fees at the time of the transfer by reducing the amount transferred. We will remit all such fees to the underlying mutual fund.
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FIXED ACCOUNT TRANSFERS

Prior to the policy's Maturity Date, you may also make transfers involving the fixed account. These transfers will be in dollars, and we reserve the right to limit their timing and amount, including that you may not request a transfer involving the fixed account before the end of the first year from the Policy Date. Also, you may not make more than one transfer every 12 months.

On transfers to the fixed account, you may transfer 100% of the Cash Value allocated to the Sub-Account portfolios as of the close of business of the prior Valuation Period. However, we reserve the right to refuse any transfer to the fixed account if the fixed account's Cash Value comprises more than 25% of the policy's Cash Value.

On transfers from the fixed account, we reserve the right to limit the amount of the policy's Cash Value that you may transfer from the fixed account in a given policy year. The amount that may be transferred will be determined as of the end of each interest rate guarantee period. An interest rate guarantee period is the time that a stated interest rate is guaranteed to remain in effect. The period begins at the time of the transfer and ends on the last day of the calendar quarter. Each successive period is three months. Any transfers you make from the fixed account must be within 30 days of the end of a period.
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MODES TO MAKE A TRANSFER

To make a transfer, send your written request to us at our Home Office via first class U.S. mail. Upon receipt, we will process a transfer request at the end of the current Valuation Period. We may also permit you to use other modes of communication, subject to limitations.

OUR CONTACT INFORMATION IS ON THE COVER PAGE OF THIS PROSPECTUS.

We will employ reasonable procedures to confirm that instructions are genuine, including:

o    requiring forms of personal identification before acting upon instructions;

o    providing you with written confirmation of completed transactions; and/or

o    tape recording telephone instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions. Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider's, your representative's, or ours, can experience slowdowns or outages for a variety of reasons. These slowdowns or outages may delay or prevent our ability to process your request. Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.
--------------------------------------------------------------------------------
CONVERSION RIGHT

You have a conversion right under the policy. At any time within the first 24 months of full insurance coverage, you may elect to transfer all value of the Sub-Account Portfolios to the fixed account, irrespective of our right to refuse a transfer to the fixed account, and we will not assess a transfer charge. You must make this election on our official forms to the Home Office.
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TO TERMINATE OR SURRENDER

You have the right to terminate the policy. Or you may surrender the policy for its Cash Surrender Value. The policy will automatically terminate when the last surviving Insured dies, the policy matures, or the Grace Period ends. For more information, see "Surrenders," beginning on page 38.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, the excess upon surrender will be included in your income for federal tax purposes. For more information, see "Surrender Of The Policy," beginning on page 47. The Cash Surrender Value will be reduced by the outstanding amount of a policy loan. For more information, see "Policy Loans," beginning on page 40.
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TO ASSIGN

You may assign any rights under the policy while either Insured is alive. If you do, your beneficiary's interest will be subject to the person(s) to whom you have assigned rights. Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective. Your assignment will be subject to any outstanding policy loans. For more information, see "Policy Loans," beginning on page 40.
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PROCEEDS UPON MATURITY

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office. The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed account. The Proceeds will equal the policy's Cash Value minus any Indebtedness. After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the last surviving Insured's death, after which we will pay the Proceeds to your beneficiary. During this time, you will still be able to request partial surrenders. Availability varies by state. If you accept this offer, either to extend the Maturity Date for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy), the policy will be endorsed so that:

>    no changes to the Specified Amount will be allowed;

>    no additional Premium payments will be allowed;

>    no additional periodic charges will be deducted;

>    100% of the policy value will be transferred to the policy's fixed account;
     and

> if the extension is for the policy value, your Proceeds will either consist of the Cash Value or the balance of your accumulated premium account, depending on the applicable Death Benefit option. Under the terms of the offer, if you originally had chosen Death Benefit Option Two, this will change to Death Benefit Option One (if it already was, it remains as is), and the Proceeds your beneficiary will receive will be the policy's Cash Value. If your Death Benefit option was Option Three, the Proceeds your beneficiary will receive will be the balance of your accumulated premium account; or

> if the extension is for the Specified Amount, the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 70, but subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the Insured's Attained Age at the time the request for a partial surrender is made. While the Insured is between the Attained Ages of 71 and 90, a partial surrender will decrease the Specified Amount directly. If the Insured reaches Attained Age 91, a partial surrender will reduce the Proceeds by the proportion that the partial surrender reduced the policy's Cash Value. Notwithstanding, the Proceeds will be the greater of the policy's Specified Amount or Cash Value.

The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code.
--------------------------------------------------------------------------------
REMINDERS, REPORTS AND ILLUSTRATIONS

Upon request, we will send you scheduled Premium payment reminders and transaction confirmations. We will also send you semi-annual and annual reports that show:

 o        the Specified Amount              o        the current Cash Value
 o        Premiums paid                     o        the Cash Surrender Value
 o        all charges since the last        o        outstanding Indebtedness
          report

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time, you may ask for an illustration of future benefits and values under the policy. While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you. Household delivery will continue for the life of the contracts. Please call 1-866-223-0303 to resume regular delivery. Please allow 30 days for regular delivery to resume.
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ERRORS OR MISSTATEMENTS

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value accordingly.

We will adjust the Death Benefit and Cash Value by the ratio of the last monthly cost of insurance charge deducted to the monthly cost of insurance charge that would have been deducted on the true age and sex of each insured.
--------------------------------------------------------------------------------
INCONTESTABILITY

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the lifetime of the last surviving Insured for two years from the Policy Date. Similarly, for any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on the change after it has been In Force during the lifetime of the last surviving Insured for two years from the effective date.
--------------------------------------------------------------------------------
IF WE MODIFY THE POLICY

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary. No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account's operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject. We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws. We will notify you of all modifications, and we will make appropriate endorsements to the policy.
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                                     RIDERS
--------------------------------------------------------------------------------

Riders are available for you to purchase to design the policy to meet your specific needs. You may purchase either of them only upon application. Availability will vary by state. You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decided you no longer need the benefit and let us know in writing at our Home office. For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 6, and "Charges," beginning on page 24.

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ESTATE PROTECTION RIDER

The benefit is an additional Death Benefit we will pay to the beneficiary, to offset any additional estate tax, upon receiving proof that both Insureds died while the policy is In Force and the Rider is in effect. The Rider's term is four years from the Policy Date. The Rider's Death Benefit will equal your additional estate tax liability, up to 122.22% of the policy's initial Specified Amount. We will not pay this Rider's Death Benefit, let alone the Death Benefit, however, if either Insured commits suicide, while sane or insane, within two years from the Policy Date. Instead, we will pay back the total charge we had deducted for this Rider. For more information, see "Suicide," beginning on page
37. There is no Cash Surrender Value or loan value to this Rider.

Before the term expires, you may request to terminate this Rider in writing to our Home Office, and the additional Death Benefit will terminate effective on the next monthly anniversary from the Policy Date. This Rider will also terminate on the date the policy terminates.
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POLICY SPLIT OPTION RIDER

The benefit is the option to exchange the policy for two policies, each on the life of one Insured, if the Insureds' marriage ends or there is a qualifying federal tax law change, while the policy is In Force (and not in a grace period) and this Rider is in effect. Each new policy will consist of half the Specified Amount (the lesser of the initial Specified Amount and the Specified Amount before the exchange), the Cash Value and any indebtedness. We will base the Premium rates for each new policy on the respective Insured's age and underwriting class as of the effective date of the exchange.

In the event that the Insureds' marriage ended, there must have been in effect, for the preceding year, a final divorce, dissolution or annulment decree from a court of competent jurisdiction. The qualifying changes in federal tax law must have concerned the reduction of either the marital deduction, or federal estate tax rate, to less than that in effect on the Policy Date. In either event, you will have six months, once the final divorce, dissolution or annulment decree has been in effect for a year, or from the enactment of the federal tax law change, within which to make your request in writing to our Home Office.

The option will last so long as both Insureds are alive, and it is before the year in which the older Insured reaches Attained Age 80. Before then, you may terminate this Rider in writing to our Home Office that will become effective on the next monthly anniversary from the Policy Date. This Rider will terminate if you exercise the option. Otherwise, this Rider will terminate on the date the policy terminates. There is no Cash Surrender Value or loan value to this Rider.

Exercising the option under this Rider may result in adverse tax consequences. For more information, see "Special Note Regarding The Policy Split Option Rider," beginning on page 48, but most definitely, consult your tax adviser before electing this Rider, let alone exercising your rights under it.

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POLICY GUARD RIDER

The Policy Guard Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit. The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge. Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax advisor for more details). Policies issued on or after May 1, 2005 (or a later date if state law requires) will automatically receive the Policy Guard Rider.

The policy owner is eligible to invoke the Policy Guard Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value. This percentage varies based on the policy owner's Attained Age. The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

o    the younger Insured is Attained Age 75 or older,

o    the policy has been In Force for at least 15 years,

o    the policy's Cash Value is at least $100,000,

o at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

o based on our records of your premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

The policy owner need not invoke the Rider immediately upon notification of eligibility. The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

After Nationwide receives the policy owner's request to invoke the Rider, Nationwide will adjust the policy, as follows:

1. If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2. The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3. Any non-loaned Cash Value (after deduction of the Policy Guard Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data
     Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charge rate, and the amount in the collateral loan account will continue to earn interest at the policy's loan crediting rate. No policy charges will be assessed. No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender). Cash Value may not be transferred out of the Fixed Account. Both the charges and benefits of the Long Term Rider, Spouse Rider, and Waiver of Monthly Deduction Rider will terminate. The Death Benefit will be the lesser of the Specified Amount or the minimum required death benefit. The policy will remain as described above for the duration of the policy.

Invocation of the Policy Guard Rider is irrevocable.

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                                     PREMIUM
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This policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist. Each premium payment must be at least $50. Upon request, we will furnish Premium receipts.
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INITIAL PREMIUM

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select. Generally, the higher the required initial Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Options Two and Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Options Two and Three may require a higher amount of initial Premium. Also, the age, sex, health, and activities of both Insureds will affect our determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium will be. The amount of supplemental coverage will also affect the initial Premium.

Whether we will issue full insurance coverage depends on both Insureds meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while both Insureds are alive. We will not delay delivery of the policy to increase the likelihood that the Insureds are not still alive. Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy. We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative.
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SUBSEQUENT PREMIUMS

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

> We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy's Net Amount At Risk;

> We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance. As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. We will monitor Premiums paid and other policy transactions and will notify you when the policy's non-modified endowment contract status is in jeopardy; and

> We may require that policy indebtedness be repaid prior to accepting any additional Premium payments. Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of value of the Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes. For more information, see "Lapse," beginning on page 42. We will let you know ahead of time.

We will send scheduled Premium payment reminder notices to you according to the Premium payment method shown on the Policy Data Page. If you decide to make a subsequent Premium payment, you must send it to our Home Office.
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                                     CHARGES
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PLEASE READ AND CONSIDER THE FOLLOWING, WHICH WE INTEND TO BE AN AMPLIFICATION (BUT IT MAY ALSO BE DUPLICATIVE), IN CONJUNCTION WITH THE FEE TABLES, AND ACCOMPANYING FOOTNOTES, APPEARING EARLIER IN THIS PROSPECTUS. SEE "IN SUMMARY:
FEE TABLES" BEGINNING ON PAGE 6. ALSO, SEE THE POLICY, INCLUDING THE POLICY DATA PAGE, AND THE RIDERS, FOR MORE INFORMATION.

We will make deductions under the policy to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and Premium taxes. If we begin to charge for illustrations, you will be expected to pay the charge directly to us at the time of your request. We will not deduct this charge from your policy's Cash Value. However, we will deduct all other charges from the policy's Cash Value (rather than a Premium payment), in proportion to the balances of your Sub-Account portfolio allocations. We will deduct the loan amount interest charge from the Cash Value of the loan account. We will deduct all other charges from the policy's Cash Value (rather than a Premium payment), except for mortality and expense risk and loan amount interest, in proportion to the balances of your Sub-Account portfolio, and the fixed account, allocations. We will only deduct the mortality and expense risk charge from the Cash Value of the Sub-Account portfolios. We will transfer the loan interest charge from your investment options to the loan account. We take the monthly periodic charges in advance and we will not pro rate any monthly Rider charge should the Rider terminate before the beginning of the next month.

There are also charges associated with the Sub-Account portfolios. While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios. On a daily basis, the manager of each mutual fund that comprises the policy's available variable investment options deducts operating charges from that mutual fund's assets before calculating the NAV. (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Units.) More detail about these charges is contained in the prospectus for the mutual fund.

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SALES LOAD

During years one through ten from the Policy Date, the sales load portion of the Premium Load charge is $15 per $1000, and, thereafter, $5 per $1000, to cover our sales expenses.
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PREMIUM TAXES

The premium taxes portion of the Premium Load charge is $35 per $1000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes(at the estimated rate of 1.25%). This amount is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it.
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SURRENDER CHARGES

A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount. There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insureds' underwriting classes); and establishing policy records. The surrender charge equals the underwriting component and 23.75% of the sales component. We will deduct the surrender charge based on the following schedule:

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           During               Percentage Of Initial
        Policy Year                Surrender Charge
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             1                           100%
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             2                           100%
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             3                           90%
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             4                           80%
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             5                           70%
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             6                           60%
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             7                           50%
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             8                           40%
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             9                           30%
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          After 9                         0
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The underwriting component is the product of that portion of the Specified Amount not including any supplemental insurance coverage, divided by 1,000, and the administrative target premium. The administrative target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for underwriting expenses. The administrative target premium varies by the Insured's age when the policy was issued.

The sales expense component is the lesser of the following two amounts. The first amount is the Guideline Annual Premium in the first year from the Policy Date. The second amount is the sum of all Premium payments you made during the first year from the Policy Date.

We will calculate a separate surrender charge based on the Specified Amount and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. A surrender charge will also apply if you request a decrease in the Specified Amount. We will calculate the surrender charge for a decrease in the Specified Amount as if you surrendered the policy, though we will only deduct a portion of it from your policy's Cash Value. The amount of surrender charge we deduct will be a product of the surrender charge and the decrease in Specified Amount divided by the Specified Amount before the decrease.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher risk Insured. If you change the Death Benefit option, and it does not result in a different Net Amount At Risk, we will not deduct a surrender charge.
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PARTIAL SURRENDER FEE

You may request a partial surrender after the first year from the Policy Date, and we may charge a partial surrender fee, of the lesser of $25 or 2% of the dollar amount of the partial surrender, to compensate us for the administrative costs in calculating and generating the surrender amount. However, currently, there is no charge for a partial surrender.
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COST OF INSURANCE

The cost of insurance charge compensates us for underwriting insurance protection. The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rates on our expectations as to future mortality and expense experience. The cost of insurance rate will vary by: the Insureds' sexes; ages; underwriting classes; any substandard ratings; for how long the policy has been In Force and the Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any increases. The cost of insurance rates will never be greater than those guaranteed in the policy.

We will uniformly apply a change in any cost of insurance rate for Insureds, of the same ages, sexes, underwriting classes, and any substandard ratings, on whom policies with the same Specified Amount have been In Force for the same length of time. The change could increase your cost of insurance charges, which, accordingly, would decrease your policy's Cash Value, and the converse is true, too. In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

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MORTALITY AND EXPENSE RISK

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this charge monthly according to the following schedule. During the first through fifteenth years from the Policy Date, the charge is:
$0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; $0.30 per $1,000 on $25,001 up to $250,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $250,000. Thereafter, this charge is: $0.60 per $1,000 on the first $25,000 of the Cash Value in the variable investment options; and $0.10 per $1,000 of the Cash Value in the variable investment options over $25,000. This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it. The mortality risk is that the Insureds do not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.
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UNDERWRITING AND DISTRIBUTION

The underwriting and distribution charge reimburses us for sales, underwriting, distribution and issuance costs, and we will deduct this charge through the first three years from the Policy Date (not to exceed $750 per month). The charge is the product of the Specified Amount (not including that portion constituting supplemental insurance coverage) and the Rider's cost rate, which will vary by the Insureds' ages, the year from the Policy Date and the Specified Amount.
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ADMINISTRATIVE

Though the maximum guaranteed administrative charge is higher, currently, we deduct this charge according to the following schedule. During the first year from the Policy Date, the monthly amount is $10. During the second through twentieth year from the Policy Date, the monthly amount is $8, for policies with a total Specified Amount of less than $150,000; otherwise, the current amount is $5. Thereafter, there is no charge. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.
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POLICY LOAN INTEREST

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will accrue daily. The loan and accrued interest become due and payable at the end of the year from the Policy Date, when the policy lapses, or when you surrender the policy. If left unpaid, we will add it to the policy's outstanding Indebtedness. As collateral or security for repayment, we will transfer an equal amount of Cash Value to the loan account, on which interest will accrue and be credited daily. During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate is 3.0% per annum, and the current interest crediting rate is 3.0% per annum. (During the first year from the Policy Date, no policy loans may be taken.) From the eleventh year, the minimum guaranteed interest crediting is 3.65% per annum, and the current interest crediting rate is 3.9%. The effect is a net cost of no more than 0.90% per annum during the first ten years, and 0.25% per annum thereafter, based on the minimum guaranteed interest crediting rates. Based on the current interest crediting rates, the net cost is 0.90% per annum during the first ten years, and 0 thereafter.
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ESTATE PROTECTION RIDER

This charge compensates us for additional Death Benefit coverage while it is available. The charge is the product of the additional Death Benefit amount and your monthly cost of insurance rate. We use the same monthly cost of insurance rate that we use to calculate the cost of insurance charge. However, because we multiply the monthly cost of insurance rate by the Rider's Death Benefit, this charge should be less.
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POLICY SPLIT OPTION RIDER

This charge compensates us for the option to exchange the policy for two policies, each on the life of one Insured. The charge is the product of the Specified Amount and the monthly policy split option cost rate. This rate is based on the average ages of the two Insureds on the Policy Date, and is stated on the Policy Data Page.
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POLICY GUARD RIDER

We take a one-time charge at the time you invoke this Rider. The charge is the product of the policy's Cash Value and an age-based factor shown in the Rider. Thus, the charge varies by age of the younger Insured and Cash Value. If the Cash Value less Indebtedness is insufficient to meet the Rider's charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Rider's charge. This charge is to both cover the costs and compensate us for the risk of the Rider's guaranteed paid-up death benefit. We may profit from the charge.
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REDUCTION OF CHARGES

In addition to sales to individuals, the policy may be purchased by corporations and other entities. We may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total premium we expect to receive; total Cash Value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be In Force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may change both the extent and the nature of the reductions. We make the reductions in charges in a way not unfairly discriminatory to policy owners and reflects the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. The policies are based upon actuarial tables which distinguish between men and women. Thus, the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.
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A NOTE ON CHARGES

We make many assumptions and account for many economic and financial factors in establishing fees and charges. As we noted at the beginning of this "Charges" section, the deductions we make under the policy are designed to compensate us for the services and benefits we provide, the distribution and operational expenses we incur, and the risks we assume. Our initial expenses in distributing and establishing the contract exceed the deductions we make during the early stages of policy ownership. Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long term financial product. Accordingly, we have designed the policy with features and underlying investment options that we believe support and encourage long-term ownership. The "In
Summary: Fee Tables" section, beginning on page 6 sets out the costs you incur when you purchase this policy. The following two sections describe how we use some of those charges to distribute the policy and how some of the underlying investment options pay us for services we provide to them. Neither of these transactions alters the charges you pay for the policy. Rather, these two sections provide you with information about how we set those charges. You should consider how these transactions may affect any advice you may receive with respect to the policy.

Distribution, Promotional and Sales Expenses

Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances. We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 75% of first year target premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms. We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (75% of first year target premiums and 3% of renewal premium after the first year).

The actual amount and/or forms of total compensation we pay depends on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide. Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm. If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Revenue from Underlying Mutual Funds

The underlying mutual funds incur expense each time they sell, administer, or redeem their shares. Since the Variable Account purchases fund shares on behalf of all policy holders, it serves as a single shareholder of the fund. By processing aggregated policy owner transactions, we relieve the fund of the expenses of processing individual policy owner transactions. We also pay the costs of selling the policy as outlined in the preceding section. Sales of the policy benefits the funds by allowing policy owners to purchase interests in the Sub-Accounts, which then results in the Variable Account's purchase of fund shares. We perform all of the accounting and recordkeeping for the Sub-Accounts, and pay any processing cost associated with the redemption of interests in the Sub-Accounts. The underlying mutual funds understand and acknowledge the value of these services we provide. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the operational services that we provide (and related costs incurred). These payments may be made pursuant to an underlying mutual fund's 12b-1 plan, in which case they are deducted from underlying mutual fund assets. Alternatively, such payments may be made pursuant to service/administration agreements between the underlying mutual fund's adviser (or its affiliates) and us (or our affiliates), in which case payments are typically made from assets outside of the underlying mutual fund assets. In some cases, however, payments received may derive from sub-transfer agent fees or fees taken pursuant to administrative service plans adopted by the underlying mutual fund. In setting the charges for this policy, we considered the amount of these payments expected to be received from the underlying mutual funds. Without these payments, our charges would be expected to be higher. We include only funds in the Variable Account that make these payments for the services we provide.

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               TO ALLOCATE NET PREMIUM AND SUB-ACCOUNT VALUATION
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You may choose to allocate all or a portion of your Net Premium to any Sub-Account. When this actually happens depends on the right to examine law of the state in which you live. Or you may choose to allocate all or a portion of your Net Premium to the fixed investment option, and we will allocate it when we receive it.

Based on the right to examine law, some states require that we refund the initial Premium if you exercise your right to cancel the policy. Others require that we return the Cash Value. If yours is a state that requires us to refund the initial Premium, we will hold the initial Net Premium in the W&R Target Funds, Inc. - Money Market Portfolio. Once your examination right ends, we will transfer the Cash Value to your Sub-Account allocations in effect at the time of the transfer. If yours is a state that requires us to refund the Cash Value, we will allocate the Net Premiums to the Sub-Account choices in effect when we receive the Premium payment.
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VARIABLE INVESTMENT OPTIONS

The variable investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations. Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC. (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds). The "Available Sub-Accounts" section identifies the available mutual funds, by name, investment type and adviser.

Each Sub-Account portfolio's assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios. Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.
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THE FIXED INVESTMENT OPTION

The Net Premium you allocate to the fixed investment option is held in the fixed account, which is part of our general account. The general account contains all of our assets other than those in the separate accounts and funds the fixed investment option. These assets are subject to our general liabilities from business operations. The general account is used to support our insurance and annuity obligations. Any amounts in excess of the separate account liabilities are deposited into our general account. We bear the full investment risk for all amounts allocated to the fixed account.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the stated interest crediting rate on the Policy Data Page. We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion. You assume the risk that the actual rate may not exceed the guaranteed interest crediting rate.

The amounts you allocate to the fixed investment option will not share in the investment performance of our general account. Rather, the investment income you earn on your allocations will be based on varying rates we set.

The general account is not subject to the same laws as the separate account, and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information about the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.

Interest rates are set at the beginning of each calendar quarter. You may receive a different interest rate depending on the rates in effect when you purchase the policy. The rate may also vary for Net Premiums versus a transfer of Units from a Sub-Account portfolio. In honoring your request to transfer an amount out of the fixed account, we will do so on a last-in, first out basis
(LIFO). Interest we credit to the fixed investment option may not increase the Cash Surrender Value enough to cover the policy's charges. If not, the policy may Lapse. For more information, see "Lapse," beginning on page 42.
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ALLOCATION OF NET PREMIUM AND CASH VALUE

We allocate your Net Premium payments to Sub-Accounts or the fixed account per your instructions. You must specify your Net Premium payments in whole percentages, and any allocation you make must at least be 1%. The sum of allocations must equal 100%.
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WHEN SUB-ACCOUNT ACCUMULATION UNITS ARE VALUED

We will price Sub-Account Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Sub-Account Accumulation Units on these recognized holidays.

 o New Year's Day                             o Labor Day
 o Martin Luther King, Jr. Day                o Thanksgiving
 o Presidents' Day                            o Christmas
 o Good Friday                                o Memorial Day
 o Independence Day

In addition, we will not price Sub-Account Accumulation Units if:

>    trading on the New York Stock Exchange is restricted;

> an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

> the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist. Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.
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HOW INVESTMENT EXPERIENCE IS DETERMINED

Though the number of Sub-Account Accumulation Units will not change as a result of Investment Experience, changes in the net investment factor may cause the value of a Sub-Account Accumulation Unit to increase or decrease from Valuation Period to Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period. The Sub-Account Accumulation Unit value for a Valuation Period is determined by multiplying the Sub-Account Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a)  is the sum of:

> the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

> the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

> a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations.

(b) is the NAV per share of the mutual fund as of the end of the immediately preceding Valuation Period.
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CASH VALUE

The policy has a Cash Value. There is no guaranteed Cash Value. Rather, it will be based on the Accumulation Unit values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan and fixed accounts. It will also vary because we deduct the policy's periodic charges from the Cash Value. So, if the policy's Cash Value is part of the Death Benefit option you have chosen, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period. We will determine the Cash Value at least monthly. To determine the number of Sub-Account Accumulation Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds to the surrendered amount. Thus, your policy's Cash Value will be reduced by the surrendered amount. Similarly, when we assess charges or deductions, a number of Sub-Account Accumulation Units from the separate account and an amount from the fixed account that corresponds with the charge or deduction will be deducted from the policy's Cash Value. We make these deductions in the same proportion that your interests in the separate account and the fixed account bear to the policy's total Cash Value.

The Cash Value in the policy loan and fixed accounts will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page. For there to be Cash Value in the policy loan account, you must have taken a policy loan. We may decide to credit interest in excess of the guaranteed minimum annual effective rate. For the fixed account, we will guarantee the current rate in effect through the end of the calendar quarter. Upon request, we will inform you of the current applicable rates for each account. For more information, see "The Fixed Investment Option" beginning on page 31 and "Loan Amount And Interest," beginning on page 41.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.
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DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations, which will promote a more stable Cash Value and Death Benefit over time. The strategy spreads the allocation of your Premium among the Sub-Account portfolios and the fixed investment option over a period of time to allow you to potentially reduce the risk of investing most of your Premium into the Sub-Accounts at a time when prices are high. There is no charge for dollar cost averaging. For more information, see "Sub-Account Portfolio Transfers," beginning on page 15.

On a monthly basis (or another frequency we may permit), a specified dollar amount of your Premium is systematically and automatically transferred from the fixed account to a Sub-Account portfolio. You may also have Premium transferred from the W& R Target Funds, Inc. - Money Market Portfolio.

We will continue to process transfers until there is no more value left in the fixed account or the originating mutual fund(s). You may also instruct us in writing to stop the transfers. If you have Premium transferred from the fixed account, the amount must be no more than 1/30th of the fixed account value at the time you elect to participate in the program. Either you elect to participate in the dollar cost averaging program upon application or by submitting an election form before the beginning of the month.

A dollar cost averaging program may not be available in all states. We do not assure the success of these strategies; success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when it is high. We may modify, suspend or discontinue these programs at any time. We will notify you in writing 30 days before we do this.

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ASSET REBALANCING

You may elect to set up asset rebalancing. To do so, you must complete the Asset Rebalancing Program Form and submit it to our Home Office. (You will use the same form to change your investment allocation choices, or terminate asset rebalancing, too.) Thereafter, automatically, on a periodic basis, the Cash Value of your chosen Sub-Account portfolios (up to 20), having fluctuated with Investment Experience, will be rebalanced in proportion to your investment allocation choices. There is no charge for asset rebalancing, but it does count as a transfer event. For more information, see "Sub-Account Portfolio Transfers," beginning on page 15. You can schedule asset rebalancing to occur every three, six, or twelve months on days when we price Sub-Account Units. For more information, see "When Sub-Account Accumulation Units Are Valued," beginning on page 32.

Unless you elect otherwise, asset rebalancing will not affect the allocation of Net Premiums you pay after beginning the program. Manual transfers will not automatically terminate the program. Termination of an asset rebalancing program will only occur as a result of your specific instruction to do so. We reserve the right to modify, suspend or discontinue asset rebalancing at any time.
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                                THE DEATH BENEFIT
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CALCULATION OF THE DEATH BENEFIT PROCEEDS

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that both the Insureds have died, as well as other customary information. We require notice of the first death within one year from the date of death, even though the Proceeds are not calculated or paid until the second death. We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date. The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if an Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below. Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.
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DEATH BENEFIT OPTIONS

There are three Death Benefit options under the policy. You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

OPTION ONE

The Death Benefit will be the greater of the Specified Amount or minimum required Death Benefit.

OPTION TWO

The Death Benefit will be the greater of the Specified Amount PLUS the Cash Value as of the date of death, or the minimum required Death Benefit.

OPTION THREE

The Death Benefit will be the greater of the Specified Amount PLUS the accumulated Premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the minimum required Death Benefit. The amount of the accumulated Premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, which will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

Not all Death Benefit options are available in all states.

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THE MINIMUM REQUIRED DEATH BENEFIT

Each Death Benefit option has a minimum required Death Benefit. The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle. At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

>    the cash value accumulation test; or

>    the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insureds' ages, sexes and underwriting classifications. Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code and vary only by the younger Insured's Attained Age.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes. Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 46.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.
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CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, from Option Two to Option One, from Option Three to Option One, or from Option Three to Option Two. You may not change to Option Three. We will permit only one change of Death Benefit option per policy year. The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change. We will make these changes proportionately with respect to any supplemental insurance coverage. Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy's cost of insurance. The policy's charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in factors such as fluctuations in policy's Cash Value, these charges may increase or decrease after the reduction.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.
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SUICIDE

If either Insured commits suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any indebtedness, and less any partial surrenders. Similarly, if either Insured commits suicide, while sane or insane, within two years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the initial Specified Amount, plus the cost of insurance charges of the increase.

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                                   SURRENDERS
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FULL SURRENDER

You may surrender the policy for the Cash Surrender Value at any time while an Insured is alive. We calculate the Cash Surrender Value based on the policy's Cash Value. For more information, see "Cash Value," beginning on page 33. To derive the Cash Surrender Value, we will deduct from the Cash Value, Indebtedness and the surrender charge. The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office. We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed account for up to six months.
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PARTIAL SURRENDER

You may request a partial surrender of the policy's Cash Surrender Value at any time after it has been In Force for one year from the Policy Date. After that up until the eleventh year from the Policy Date, the maximum aggregate annual amount of any partial surrender is limited to no more than 10% of the Cash Surrender Value as of the beginning of that year. Then, the maximum aggregate annual amount of any partial surrender cannot exceed the Cash Surrender Value, less the greater of $500 or the total monthly fees and expenses you must pay to keep the policy In Force for three months.

The minimum amount of any partial surrender is $200. A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. You may incur a partial surrender fee. For more information, see "In
Summary: Fee Tables," beginning on page 6. We reserve the right to limit partial surrenders to one a year.
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REDUCTION OF SPECIFIED AMOUNT ON A PARTIAL SURRENDER

We will reduce the Cash Value of the policy by the amount of any partial surrender in the same proportion as how you have allocated Cash Value among the Sub-Accounts. We will only reduce the Cash Value attributable to the fixed account when that of the Sub-Account is insufficient to cover the amount of the partial surrender.

When you take a partial surrender, we will reduce the Specified Amount to ensure that the Net Amount At Risk does not increase. Because your Net Amount At Risk is the same before and after the reduction, a partial surrender by itself does not alter the policy's cost of insurance. The policy's charges going forward will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

>    against the most recent increase in the Specified Amount;

> against the next most recent increases in the Specified Amount in succession; and

>    against the Specified Amount under the original application.

While we reserve the right to deduct a partial surrender fee of up to $25, we currently deduct none. Partial surrenders could cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans, " beginning on page 46.
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                               THE PAYOUT OPTIONS
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You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application. We will pay the Proceeds from our general account. If you do not make an election, when the last surviving Insured dies, the beneficiary may do so. If the beneficiary does not make an election, we will pay the Proceeds in a lump sum. Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office. We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Accumulation Units. For more information, see "When Sub-Account Accumulation Units Are Valued," beginning on page 32. To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20. At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office. Changing the beneficiary of the policy will revoke the payout options in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.
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INTEREST INCOME

You keep the Proceeds with us to earn interest at a specified rate. The Proceeds can be paid at the end of every twelve-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per year. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.
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INCOME FOR A FIXED PERIOD

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30). Each payment will consist of a portion of the Proceeds plus interest at a guaranteed rate. The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest at an annually determined rate of at least 2.5% per year. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

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LIFE INCOME WITH PAYMENTS GUARANTEED

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you have outlived the guaranteed period. The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval. During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per year. We will determine annually if we will pay any interest in excess of 2.5%. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate. If you die after the guaranteed period has elapsed, we will make no payments to your estate.
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FIXED INCOME FOR VARYING PERIODS

You keep the Proceeds with us, but are paid a fixed amount at specified intervals. The total amount payable each year may not be less than 5% of the original Proceeds. The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per year. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.
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JOINT AND SURVIVOR LIFE

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of each twelve-, six-, three- or one-month interval. As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon the death of the last surviving payee. We will make no payments to the last surviving payee's estate.
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ALTERNATE LIFE INCOME

We use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be 102% of our current individual immediate annuity purchase rate on the date you choose this settlement option. The Proceeds can be paid at the end of every twelve-, six-, three- or one-month intervals. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon your death. We will make no payments to your estate.
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                                  POLICY LOANS
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While the policy is In Force and after the first year from the Policy Date, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit. We call this advance a policy loan. You may increase your risk of Lapse if you take a policy loan. There also may be adverse tax consequences. You should obtain competent tax advice before you decide to take a policy loan.

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LOAN AMOUNT AND INTEREST

The minimum policy loan you may take is $1,000. You may take no more than the maximum loan value. The maximum loan value is based on your Cash Surrender Value less 10% of your Cash Value allocated to the Sub-Accounts. For more information, see "Full Surrender," beginning on page 37. We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each policy year. If left unpaid, we will add the interest to the loan amount.
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COLLATERAL AND INTEREST

As collateral or security, we will transfer to the loan account an amount equal to the amount of the policy loan. You may request that we transfer this amount from specific Sub-Account portfolios. We will only make a transfer from the fixed investment option if the loan amount exceeds 90% of the Cash Value you have allocated to Sub-Account portfolios. On this amount, we will credit interest daily based on the current rate in effect, which is set at the beginning and guaranteed through the end of each calendar quarter. During years two through ten from the Policy Date, the minimum guaranteed interest crediting rate will be 3.0% per annum. From the eleventh year, the minimum guaranteed interest crediting rate will be 3.65% per annum. We may credit interest in excess of the guaranteed interest crediting rate.
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REPAYMENT

You may repay all or part of a policy loan at any time while your policy is In Force during either Insured's lifetime. The minimum repayment is $50. Interest on the loan amount will be due and payable at the end of each year from the Policy Date. If left unpaid, we will add it to the loan amount. While your policy loan is outstanding, we will credit all payments you make as Premium payments, unless you provide written notice that they are to be applied as loan repayments. If you do not specify any Sub-Account portfolios to allocate loan repayments, we will transfer the amount from the policy loan account to the Sub-Account portfolios and fixed investment option based on your allocations as of the date of repayment.
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NET EFFECT OF POLICY LOANS

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest. In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate. For more information, see "In Summary: Fee Tables," in particular, the footnotes, beginning on page 6. Nevertheless, keep in mind that the Cash Value we transfer to our loan account as collateral for a policy loan will neither be affected by the investment performance of the Sub-Account portfolios, nor credited with the interest rates accruing on the fixed account. Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit. Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase by the repayment amount.

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                                      LAPSE
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The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of the periodic charges. However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both). Subject to its conditions, you may also invoke the Policy Guard Rider to prevent the policy from Lapsing due to Indebtedness. For more information, see "Policy Guard Rider" beginning on page 22. In any event, there is a Grace Period before your policy will Lapse. Also, you may always reinstate a policy that has Lapsed.
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GUARANTEED POLICY CONTINUATION PROVISION

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, both as stated on the Policy Data Page. The Policy Continuation Premium Amount will vary by: the Insureds' ages; sexes; underwriting classes; any substandard ratings; the Specified Amount; and the Riders purchased. The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders. For no charge, you may request that we determine whether your Premium payments are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

There are two levels of guarantees: a guarantee that the policy will not Lapse for a limited period of time (until the younger Insured reaches Attained Age
75); and a lifetime guarantee (until the younger Insured reaches attained Age
100). The required monthly premium amounts are stated on the Policy Data Page. The limited guarantee has two periods or stages with different required monthly premium amounts. We will determine these amounts based upon the ages, sexes, risk classifications, the Specified Amount, and any options or Riders you have elected.

If your Premium payments become insufficient for purposes of the limited policy continuation guarantee, we will notify you of the start of a Grace Period. Thereafter, if you do not pay the necessary amount, the limited policy continuation guarantee will terminate, and there is no opportunity to reinstate it. Also, the limited policy continuation guarantee is unavailable if the younger Insured is Attained Age 70 when full insurance coverage begins. When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin. There is no charge for the guaranteed policy continuation provision. The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy.

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GRACE PERIOD

We will send you a notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect. If you do not pay this Premium within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.
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REINSTATEMENT

You may reinstate a Lapsed policy by:

> submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

> providing evidence of insurability of both Insureds that is satisfactory to us;

> paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

> paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

     (a) is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

     (b) is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

> paying any indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement. If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

>    the Cash Value at the end of the Grace Period; or

> the surrender charge for the policy year in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to Sub-Account portfolios in effect at the start of the Grace Period will be reinstated, unless you instruct otherwise.

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                                      TAXES
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The tax treatment of life insurance policies under the Code is a multifaceted subject. The tax treatment of your policy will depend on your particular circumstances. We urge you to seek competent tax advice regarding the tax treatment of the policy given your situation. The following discussion provides an overview of the Code's provisions relating to certain common transactions involving a life insurance policy. It is not and cannot be comprehensive. It cannot replace consulting with a competent tax professional.
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TYPES OF TAXES OF WHICH TO BE AWARE

Federal Income Tax. Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless the item is specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax. In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).

The gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount (in 2005, up to $11,000 per recipient) from the value of the gift. In addition, each donor is allowed a credit against the first $1 million in lifetime gifts (calculated after taking into account the $11,000 exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse. Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2005, an estate of less than $1,500,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. The $1.5 million amount increases to $2 million in 2006, 2007, and 2008 and $3.5 million in 2009. The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010. If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million. Also, an unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

In addition, if the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax is imposed at a flat rate equal to the maximum estate tax rate for 2005, 47%, decreasing by 1 percentage point each year until 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT estate tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes. State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in your case, the specific nature of these taxes preclude a useful description of them in this prospectus.
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BUYING THE POLICY

Note to Non-Resident Aliens. Specific tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy. If you are a non-resident alien, you should confer with a competent tax professional with respect to the tax treatment of this policy.

Federal Income Tax. Generally, the Code treats life insurance Premiums as a personal expense. This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax. Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as where the premium is paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.
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INVESTMENT GAIN IN THE POLICY

The income tax treatment of changes in the policy's Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy's Cash Value is not included in your taxable income for federal income tax purposes.

To qualify as life insurance, the policy must meet certain tests set out in
Section 7702 of the Code. For more information, see "The Minimum Required Death Benefit," beginning on page 36. In addition to meeting the tests required under
Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, you will be deemed to be the owner of the underlying securities and taxed on the earnings of your policy's account.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed twenty, the number of funds alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

We will monitor compliance with the Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. We will also monitor the Policy's compliance with Code Section 7702. Thus, the policy should receive federal income tax treatment as life insurance.
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PERIODIC WITHDRAWALS, NON-PERIODIC WITHDRAWALS AND LOANS

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy. It also applies to Premiums we accept but then return to meet the Code's definition of life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 36.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.

When the Policy is Life Insurance that is a Modified Endowment Contract. Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent the Cash Value of the policy exceeds, at the time of the transaction, the Premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59 1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract. If the policy is not issued as a modified endowment contract, Nationwide will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential tax ramification and seek further information before initiating any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts are treated as being (a) from the Premiums paid into the contract, and then (b) from the income in the contract. Because Premium payments are generally nondeductible, distributions not in excess of aggregate Premium payments are generally not includible in income; instead, they reduce the owner's "cost basis" in the contract. In addition, a loan from life insurance contracts that are not modified endowment contracts are not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.
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TERMINAL ILLNESS

Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds. These distributions from the policy are subject to the Death Benefit rules of Section 101 of the Code described below in this section on Taxes under the heading "Taxation Of Death Benefits," beginning on page 49.
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SURRENDER OF THE POLICY

A total surrender or cancellation of the policy by Lapse or the maturity of the policy on its Maturity Date may have adverse tax consequences. If the amount you receive plus total policy indebtedness exceeds the Premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.
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WITHHOLDING

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. We will withhold income tax unless you advise us, in writing, of your request not to withhold. If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a contract may be subject to mandatory backup withholding. Mandatory backup withholding means we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the

Code, and the recipient cannot elect to receive the entire distribution at once. Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

>    the value each year of the life insurance protection provided;

>    an amount equal to any employer-paid Premiums;


> some or all of the amount by which the current value exceeds the employer's interest in the policy; or

> interest that is deemed to have been forgiven on a loan that was deemed to have been made by the employer.

Participants in an employer sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
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EXCHANGING THE POLICY FOR ANOTHER LIFE INSURANCE POLICY

As described in the section "Surrenders," you ordinarily will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy. If, however, you exchange the policy for another life insurance policy, a modified endowment contract or an annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code
Section 1035. To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract.

Also, the new policy or contract cannot extend the Maturity Date of the policy or otherwise delay a distribution that would extend when tax would be payable under the policy.

Generally, the new policy or contract will be treated as having the same date of issue and tax basis as the old contract.
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SPECIAL NOTE REGARDING THE POLICY SPLIT OPTION RIDER

A Policy Split Option Rider is available for this Policy. This Rider permits you, under certain circumstances, to make a "policy split," whereby two policies results. Each of the policies will have as the Insured one of the Insureds.

Existing tax law is unclear as to whether a policy split will be treated as a nontaxable exchange. If it is not treated as a nontaxable exchange, the result may be that you recognize taxable gain equal to the Policy's investment gain at the time of the policy split. Also, existing tax law is unclear as to whether the two policies resulting from a policy split will be treated as life insurance for federal tax purposes. If the resulting policies are life insurance for federal tax purposes, they may be treated as modified endowment contracts. You should consult with a tax adviser about the possible tax consequences associated with a policy split.

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TAXATION OF DEATH BENEFITS

Federal Income Tax. The amount of the Death Benefit payable under a policy generally is excludable from gross income of the beneficiary under Section 101 of the Code. However, if the policy is transferred to a new owner for valuable consideration, then a portion of the Death Benefit may be includable in the beneficiary's gross income when it is paid.

Federal Transfer Taxes. When the Insured dies, the Death Benefit will generally be included in such Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary. If the beneficiary is two or more generations younger than the Insured, the payment of the Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT liability.

If the owner of the contract is not the Insured or the beneficiary, payment of the death benefit to the beneficiary will be treated as a gift by the owner to the beneficiary.
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SPECIAL CONSIDERATIONS FOR CORPORATIONS

Section 264 of the Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the Death Benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
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TAXES AND THE VALUE OF YOUR POLICY

As discussed in "Charges," the Accumulation Units you hold in the separate account are adjusted to reflect a Premium Tax charge for certain taxes assessed by federal and state taxing authorities. This charge relates to taxes associated with the payment of Premium or certain other policy acquisition costs. This charge decreases your Accumulation Unit values.

For federal income tax purposes, the separate account is not a separate entity from Nationwide Life Insurance Company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Sub-Account Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not initially expect to incur any federal income tax liability that would be chargeable to the Accumulation Units you hold in the separate account. Based upon these expectations, no charge is currently being made against your Accumulation Units in the separate account for federal income taxes. If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units in the separate account.
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TAX CHANGES

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If you, the Insured, the beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser.
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                        NATIONWIDE LIFE INSURANCE COMPANY
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We are a stock life insurance company organized under Ohio law. We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215. We provide long-term savings products by issuing life insurance, annuities and other retirement products.
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                        NATIONWIDE VLI SEPARATE ACCOUNT-5
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ORGANIZATION, REGISTRATION AND OPERATION

Nationwide VLI Separate Account-5 is a separate account established under Ohio law. We own the assets in this account, and we are obligated to pay all benefits under the policies. We may use the account to support other variable life insurance policies we issue. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration, however, does not involve the SEC's supervision of this account's management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios. We buy and sell the Sub-Account portfolio shares at

NAV. Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account's own Investment Experience and not the Investment Experience of our other assets. Its assets are held separately from our other assets and are not part of our general account. We may not use the separate account's assets to pay any of our liabilities other than those arising from the policies. If the separate account's assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent. The substituted mutual fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investments of future Premium, or both. We will comply with federal securities laws to effect a substitution. Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THIS SEPARATE ACCOUNT. THE VALUE OF EACH SUB-ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.
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ADDITION, DELETION OR SUBSTITUTION OF MUTUAL FUNDS

Where permitted by applicable law, we reserve the right to:


>    remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

> substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

>    substitute or close Sub-Accounts to allocations;

> transfer assets supporting the policies from one Sub-Account to another or from the separate account to another separate account;

> combine the separate account with other separate accounts, and/or create new separate accounts;

> deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

> modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.
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VOTING RIGHTS

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio's shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio). We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an Sub-Account Portfolio by the NAV of that Sub-Account Portfolio. We will designate a date for this determination not more than 90 days before the shareholder meeting.
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                                LEGAL PROCEEDINGS
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NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters referred to below are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of plaintiffs' claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by Nationwide's management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide's consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past two years. Numerous regulatory agencies, including the SEC, the NASD and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide is cooperating with this investigation and is responding to information requests.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales by producers on behalf of either the issuer or the purchaser. Also under investigation are compensation arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates. Related investigations and proceedings may be commenced in the future. Nationwide has been contacted by regulatory agencies and state attorneys general for information relating to these investigations into compensation and bidding arrangements, anti-competitive activities and unsuitable sales practices. Nationwide is cooperating with regulators in connection with these inquiries. Nationwide Mutual Insurance Company ("NMIC"), Nationwide's ultimate parent, has been contacted by certain regulators for information on these issues with respect to its operations and the operations of its subsidiaries, including Nationwide. Nationwide will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass its operations.

These proceedings are expected to continue in the future, and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings could also affect the outcome of one or more of Nationwide's litigation matters.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. The plaintiff purports to represent a class of persons in the United States who, through their ownership of a Nationwide annuity or insurance product, held units of any Nationwide sub-account invested in mutual funds which included foreign securities in their portfolios and which allegedly experienced market timing trading activity. The complaint contains allegations of negligence, reckless indifference and breach of fiduciary duty. The plaintiff seeks to recover compensatory and punitive damages in an amount not to exceed $75,000 per plaintiff or class member. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. The plaintiffs moved to remand on June 28, 2004. On July 12, 2004, Nationwide filed a memorandum opposing remand and requesting a stay pending the resolution of an unrelated case covering similar issues, which is an appeal from a decision of the same District Court remanding a removed market timing case to an Illinois state court. On July 30, 2004, the U.S. District Court granted Nationwide's request for a stay pending a decision by the Seventh Circuit on the unrelated case mentioned above. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. This lawsuit is in a preliminary stage, and Nationwide intends to defend it vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for (1) violations of the Federal Lanham Act, and common law unfair competition and defamation, (2) tortious interference with the plaintiff's contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff's contractual relationships with its variable policyholders, (3) civil conspiracy, and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys' fees. Nationwide filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. Nationwide intends to defend this lawsuit vigorously.

On October 31, 2003, Nationwide was named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by Nationwide or Nationwide Life and Annuity Insurance Company which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. Nationwide filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted Nationwide's motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. Nationwide intends to defend this lawsuit vigorously.

On May 1, 2003, Nationwide was named in a class action lawsuit filed in the United States District Court for the Eastern District of Louisiana entitled Edward Miller, Individually, and on behalf of all others similarly situated, v. Nationwide Life Insurance Company. The complaint alleges that in 2001, plaintiff Edward Miller purchased three group modified single premium variable annuities issued by Nationwide. The plaintiff alleges that Nationwide represented in its prospectus and promised in its annuity contracts that contract holders could transfer assets without charge among the various funds available through the contracts, that the transfer rights of contract holders could not be modified and that Nationwide's expense charges under the contracts were fixed. The plaintiff claims that Nationwide has breached the contracts and violated federal securities laws by imposing trading fees on transfers that were supposed to have been without charge. The plaintiff seeks compensatory damages and rescission on behalf of himself and a class of persons who purchased this type of annuity or similar contracts issued by Nationwide between May 1, 2001 and April 30, 2002 inclusive and were allegedly damaged by paying transfer fees. Nationwide's motion to dismiss the complaint was granted by the District Court on October 28, 2003. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fifth Circuit. On November 22, 2004, the Fifth Circuit Court of Appeals affirmed the judgment of the District Court dismissing the complaint. The time for further appeal by the plaintiff has expired.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint three times. As amended, in the current complaint the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On July 6, 2004, Nationwide filed a Revised Memorandum in Support of Summary Judgment. The plaintiffs have opposed that motion. Nationwide intends to defend this lawsuit vigorously.
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WADDELL & REED, INC.

Waddell & Reed, Inc. is a party to legal proceedings incident to its normal business operations. While there can be no assurances, none of the currently pending legal proceedings are anticipated to have a materially adverse effect on the ability of Waddell & Reed, Inc. to perform the services as distributor of the contracts. Among the legal proceedings to which Waddell & Reed, Inc. is a party are the following proceedings relating to the distribution of variable annuities::

On March 19, 2002, a jury found in favor of United Investors Life Insurance Company (UILIC) in a civil lawsuit filed by UILIC on May 4, 2000, in Alabama District Court against Waddell & Reed, Inc. and certain of its affiliated companies and assessed compensatory damages in the amount of $50 million. The lawsuit primarily involved the enforceability of a letter agreement signed by UILIC and Waddell & Reed, Inc. in July of 1999 and claims by UILIC that Waddell & Reed, Inc. tortiously interfered with its business relations by recommending to certain of its customers that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. On April 18, 2003, the Alabama Supreme Court reversed the $50 million verdict against Waddell & Reed, Inc. and entered judgment as a matter of law in favor of Waddell & Reed, Inc. and its affiliates on the tortious interference, fraudulent suppression and promissory fraud claims. The remaining claims were remanded for a new trial. On March 17, 2004, after a new trial on the remaining counts, a jury found in favor of UILIC, awarded no compensatory damages, but awarded punitive damages of $15 million against Waddell & Reed, Inc. and $30 million against two affiliated companies on UILIC's conversion claim. The jury denied UILIC's claim for fraud. Waddell & Reed, Inc. plans to contest the jury's verdict through post-trial motions and, if necessary, will appeal the verdict.

UILIC has also filed a civil lawsuit against Waddell & Reed, Inc. and certain of its affiliated companies in the Superior Court of the State of California on October 10, 2001, alleging violation of California Business and Professions Code
Section 17200, et seq. in connection with the same events that served as the basis for its Alabama lawsuit. UILIC seeks injunctive and monetary relief for alleged improper sales practices in connection with recommendations to certain customers residing in California that they exchange their UILIC variable annuities for variable annuities issued by Nationwide. Waddell & Reed, Inc. denies any violation of the California Business and Professions Code and intends to vigorously defend itself in this lawsuit.

On April 29, 2005, Waddell & Reed, Inc. entered into a Decision & Order of Offer of Settlement with the NASD Department of Enforcement ("DOE") settling a regulatory action brought by the DOE on January 14, 2004 (Case No. CAF040002) alleging that Waddell & Reed violated NASD Conduct Rules 2110, 2310, 3010 and 3110, and ss. 17(a)(1) of the Securities Exchange Act of 1934 and Rule 17a-3(A)(6) thereunder, relating to exchanges made by certain of its clients of their variable annuity policies. The case also alleged violations of NASD rules by Waddell & Reed's former President, Robert L. Hechler, and its former National Sales Manager, Robert J. Williams, Jr. The DOE alleged that Waddell & Reed failed to take adequate steps to determine whether there were reasonable grounds for the clients to enter into the exchanges, such as determining whether the customers were likely to benefit or lose money from the exchanges, failed to establish sufficient guidance for the sales force to use in determining the suitability of the exchanges, failed to establish and maintain supervisory procedures or a system to supervise the activities of its advisors that was reasonably designed to achieve compliance with the requirements of the NASD's suitability rule, and failed to maintain books and records regarding orders for unexecuted variable annuity exchanges. Without admitting or denying the allegations, Waddell & Reed agreed to be censured, pay a fine of $5 million and pay client restitution of $11 million. Without admitting or denying the allegations, Robert Hechler and Robert Williams each agreed to fines of $150,000 and six-month suspensions.

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                              FINANCIAL STATEMENTS
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The Statement of Additional Information (SAI) contains consolidated financial statements of Nationwide Life Insurance Company and subsidiaries and financial statements of Nationwide VLI Separate Account - 5. You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus. You should distinguish the consolidated financial statements of the company and subsidiaries from the financial statements of the separate account. Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy. You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

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                             APPENDIX A: DEFINITIONS
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ACCUMULATION UNIT - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
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ATTAINED AGE - The Insured's age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
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CASH SURRENDER VALUE - The policy's Cash Value, subject to Indebtedness and the surrender charge.
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CASH VALUE - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience and the policy loan and fixed accounts, to which interest will be credited daily. We will deduct partial surrenders and the policy's periodic charges from the Cash Value.
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CODE - The Internal Revenue Code of 1986, as amended.
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DEATH BENEFIT - The amount we will pay to the beneficiary upon the last surviving Insured's death, before payment of any unpaid outstanding loan balances or charges.
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GRACE PERIOD - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
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GUIDELINE ANNUAL PREMIUM - The level annual premium amount that would be payable through maturity, assuming an investment return of 5% per annum, net of the policy's periodic charges, as described in Rule 6e-3(T)(c)(8)(i), promulgated under the Investment Company Act of 1940, though the SEC has neither approved nor disapproved the accuracy of any calculation using the Guideline Annual Premium.
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HOME OFFICE - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
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IN FORCE - The insurance coverage is in effect.
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INDEBTEDNESS - The total amount of all outstanding policy loans, including principal and interest due.
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INSURED(S) - The persons whose lives we insure under the policy.
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INVESTMENT EXPERIENCE - The performance of a mutual fund in which a Sub-Account portfolio invests.
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LAPSE - The policy terminates without value.
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MATURITY DATE - The policy anniversary on or next following the younger Insured's 100th birthday.
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NET AMOUNT AT RISK - The policy's Death Benefit, not including any supplemental insurance coverage, minus the policy's Cash Value.
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NET ASSET VALUE (NAV) - The price each share of a mutual fund in which a Sub-Account portfolio invests. It is calculated by subtracting the mutual fund's liabilities from its total assets, and dividing that figure by the number of shares outstanding. We use NAV to calculate the value of Accumulation Units. NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.
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NET PREMIUM - Premium after transaction charges, but before any allocation to an investment option.
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POLICY CONTINUATION PREMIUM AMOUNT - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.
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POLICY DATA PAGE(S) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insureds.
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POLICY DATE - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
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POLICY PROCEEDS OR PROCEEDS - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.
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PREMIUM - The amount of money you pay to begin and continue the policy.
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PREMIUM LOAD - The aggregate of the sales load and premium tax charges.
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RIDER - An optional benefit you may purchase under the policy.
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SEC - The Securities and Exchange Commission.
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SPECIFIED AMOUNT - The dollar or face amount of insurance coverage the owner selects, including any supplemental coverage.
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SUB-ACCOUNTS - The mechanism we use to account for your allocations of Net Premium and Cash Value among the policy's variable investment options.
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US, WE, OUR or the COMPANY - Nationwide Life Insurance Company.
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VALUATION PERIOD - The period during which we determine the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of normal trading on the New York Stock Exchange.
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YOU, YOUR or the POLICY OWNER OR OWNER - The person named as the owner in the application, or the person assigned ownership rights.
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